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                [Transamerica Life Insurance Company Letterhead]

September 12, 2001

VIA EDGAR

_________________________________

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Separate Account VA I
     File No. 811-10147, CIK 0001114803
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Separate Account VA I, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual reports for the following underlying management investment companies: Federated Insurance Series, First American Insurance Portfolios, Inc. and Putnam Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on August 23, 2001, Federated Insurance Series filed its semi-annual report with the Commission via EDGAR (CIK:
0000912577); on September 12, 2001, First American Insurance Portfolios, Inc. filed its semi-annual report with the Commission via EDGAR (CIK: 0001101885); and on August 30, 2001, Putnam Variable Trust filed its semi-annual report with the Commission via EDGAR (CIK: 0000822671). To the extent necessary, these filings are incorporated herein by reference.


Very truly yours,

Transamerica Life Insurance Company

/s/ Frank A. Camp

Frank A. Camp
Division General Counsel
Financial Markets Division